UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                       August 28, 2008 (August 27, 2008)

                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       1-08533              13-2632319
(State or other jurisdiction            (Commission           (IRS Employer
of incorporation or organization)       File Number)      Identification Number)


                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS

         On August 28, 2008, Finmeccanica S.p.A. ("Finmeccanica") and DRS Technologies, Inc. ("DRS") announced that the Department of Justice and Federal Trade Commission granted early termination of the waiting period, effective August 27, 2008, required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (HSR), for the proposed merger of DRS with Finmeccanica. Completion of the HSR review was one of the conditions for the consummation of the merger. The merger continues to be subject to, among other conditions, certain other regulatory approvals, as well as the approval of DRS's stockholders.

         The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information furnished pursuant to this Current Report on Form 8-K shall be considered to be "filed" under the Securities Exchange Act of 1934, as amended.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits


   The following press release is included as an exhibit to this report:


   Exhibit No.         Description
   -----------         -----------

   99.1                Finmeccanica S.p.A. and DRS Technologies, Inc.
                       Press Release, dated August 28, 2008.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DRS TECHNOLOGIES, INC.
                                   ----------------------
                                   (Registrant)

Date:  August 28, 2008             By:

                                   /s/ NINA L. DUNN
                                   ----------------
                                   Nina L. Dunn
                                   Executive Vice President, General Counsel
                                   and Secretary

                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------
99.1                Finmeccanica S.p.A. and DRS Technologies, Inc.
                    Press Release, dated August 28, 2008.